                                 EXHIBIT j. (ii)

                    Consent of Independent Public Accountants

KPMG

     4200 Wells Fargo Center
     90 South Seventh Street
     Minneapolis, MN 55402



                          Independent Auditors' Consent


We consent to the use of our report dated December 7, 2001 incorporated herein by reference and the references to our Firm under the headings "Financial Highlights" in Part A and "Financial Statements" in Part B of Registration Statement File No. 811-07589 on Form N-1A.


                                    /s/ KPMG LLP


Minneapolis, Minnesota
February 14, 2002